EXHIBIT (a)(1)(C)


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                               DYNEX CAPITAL, INC.

                        OFFER TO PURCHASE FOR CASH UP TO:
         212,817 SHARES OF SERIES A PREFERRED STOCK AT $16.80 PER SHARE 297,746 SHARES OF SERIES B PREFERRED STOCK AT $17.15 PER SHARE 304,757 SHARES OF SERIES C PREFERRED STOCK AT $21.00 PER SHARE

         As set forth in Section 3 of the Offer to Purchase, dated September 6, 2001 (the "Offer to Purchase"), this Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the offer by Dynex to purchase the shares (the "Offer") if:

     (i) certificates representing shares of the Preferred Stock of Dynex, a Virginia corporation, are not immediately available or cannot be delivered to First Union Shareholder Services (the "Depositary");

     (ii) the procedure for book-entry transfer cannot be completed on a timely basis; or

     (iii) time will not permit all of the required documents to reach the Depositary before 5:00 p.m., New York City time, on Thursday, October 4, 2001.

         This form, or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary so that it is received by the Depositary before the Expiration Date, as defined in Section 1 of the Offer to Purchase. See Section 3 of the Offer to Purchase.

         THE METHOD OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

                                   Deliver to:

             First Union National Bank, the Depositary for the Offer


By Mail:                                 By Facsimile Transmission
First Union National Bank                (eligible guarantor institutions only):
Corporate Actions Department             (704) 590-7628
1525 West W.T. Harris Blvd., 3C3         Confirm by Telephone:  (800) 829-8432
Charlotte, NC 28288-1153

By Overnight Delivery or Express Mail:
First Union National Bank
Corporate Actions Department
1525 West W.T. Harris Blvd., 3C3
Charlotte, NC 28262-1153


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO DYNEX OR THE INFORMATION AGENT (EACH AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "eligible institution" (as defined in Section 3 of the Offer to Purchase) under the instructions thereto, such signature must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders the below described shares to Dynex at a purchase price of $16.80 per share for the Series A Preferred Stock, $17.15 per share for the Series B Preferred Stock and $21.00 per share for the Series C Preferred Stock, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, and the related Letter of Transmittal, which, as may be amended and supplemented from time to time, together constitute the "Offer," receipt of which is hereby acknowledged.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
             (SEE INSTURCTIONS 3 AND 4 OF THE LETTER OF TRANSMITTAL)

----------------------------------------------------------------------------------------------------------
                                                         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
SHARE CERTIFICATE(S) AND SHARES TENDERED                  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
(ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)(1)                      APPEAR(S) ON CERTIFICATE(S))



----------------------------------------------------------------------------------------------------------


                                  TOTAL NUMBER
      SHARES                        OF SHARES                   NUMBER
    CERTIFICATE                  REPRESENTED BY               OF SHARES
    NUMBER(S)(1)                 CERTIFICATE(S)              TENDERED(2)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    TOTAL NUMBER OF CERTIFICATED SHARES TENDERED

    Series A Preferred Stock:
                               ---------------------------------

    Series B Preferred Stock:
                               ---------------------------------

    Series C Preferred Stock:
                               ---------------------------------

--------------------------------------------------------------------------------

    TOTAL NUMBER OF SHARES TENDERED BY BOOK ENTRY

    Series A Preferred Stock:
                               ---------------------------------

    Series B Preferred Stock:
                               ---------------------------------

    Series C Preferred Stock:
                               ---------------------------------

--------------------------------------------------------------------------------

    TOTAL NUMBER OF SHARES TENDERED

    Series A Preferred Stock:
                               ---------------------------------

    Series B Preferred Stock:
                               ---------------------------------

    Series C Preferred Stock:
                               ---------------------------------

--------------------------------------------------------------------------------

(1)      Need not be completed if shares are delivered by book-entry transfer.

(2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4 of the Letter of Transmittal.

(3) In the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.


         If shares of Preferred Stock will be delivered by book-entry transfer, provide the following information:

Account Number:
                 --------------------------------

Date:
       ------------------------------------, 2001


SIGNATURE(S):
               -------------------------------------------------


               -------------------------------------------------


Name(s) of Stockholder(s) of Record:
                                      ------------------------------------------


                                      ------------------------------------------
                                                 (Please Type or Print)


Address:
          ----------------------------------------------------------------------


          ----------------------------------------------------------------------
                           City                 State                  Zip

Telephone No. (including area code):
                                      ------------------------------------------

E-mail address:
                 ---------------------------------------------------------------

GUARANTEE
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

         THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE GUARANTOR INSTITUTION," GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED UNDER THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE THEREOF AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) NASDAQ TRADING DAYS OF THE DATE HEREOF.


Name of Firm:
               -----------------------------------------------------------------

Address:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                        City                  State                 Zip Code

Telephone No. (Including area code):
                                      ------------------------------------------



Authorized Signature:
                       ---------------------------------------------------------

                       Name:
                              --------------------------------------------------
                                            Please Print

                       Title:
                               -------------------------------------------------

Date:
       ----------------------------, 2001


     NOTE: DO NOT SEND SHARES CERTIFICATES WITH THIS FORM. CERTIFICATES FOR SHARES OF PREFERRED STOCK SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.